UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013 (October 16, 2012)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC..

(Exact name of registrant as specified in charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On October 19, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of Bent Tree Green Property on October 16, 2012.  After reasonable inquiry we are not aware of any other material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Form 8-K filing referred to hereinabove.

Item 9.01 Financial Statements and Exhibits.

On October 16, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Bent Tree Green LLC, its wholly owned subsidiary (“Bent Tree Green LLC”), acquired a multi-tenant office property located in Dallas, Texas (the “Bent Tree Green Property).  The Company hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2012.

(a)

Financial Statement of Business Acquired.

Bent Tree Green Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011.

Notes to the Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011.

(b)

Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc.

Summary of Unaudited Pro Forma Financial Statements.

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012.

Notes to the Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011.

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc.

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of the Bent Tree Green, LLC (the Property) for the year ended December 31, 2011.  The Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the Property for the year ended December 31, 2011 in conformity with the accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P. WEAVER AND TIDWELL, L.L.P. Houston, TX March 5, 2013

BENT TREE GREEN STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months ended September 30, 2012 and Year Ended December 31, 2011
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$ 1,482,940	$ 1,639,526
Tenant reimbursements and other income	89,097	154,228

Total revenues	1,572,037	1,793,754

Expenses:
Operating, maintenance and management	658,047	853,335
Real estate taxes and insurance	176,894	222,601
General and administrative expenses	40,457	42,421

Total expenses	875,398	1,118,357

Revenues over certain operating expenses	$ 696,639	$ 675,397

See accompanying notes to statements of revenues over certain operating expenses.

BENT TREE GREEN

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On October 16, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired a 139,609 square foot office building located in Dallas, Texas, commonly known as Bent Tree Green (the “Bent Tree Green Property”) through Hartman Bent Tree Green, LLC (“Bent Tree Green LLC”), a wholly owned subsidiary of the Company. Bent Tree Green LLC acquired the Bent Tree Green Property from Behringer Harvard Bent Tree, L.P., an unrelated seller, for a purchase price of $12,012,500, exclusive of closing costs.

The Bent Tree Green Property was constructed in 1983 and was approximately 71% occupied at December 31, 2011. The major tenants are Dental One and Purdy-McGuire.

Bent Tree Green LLC financed the payment of the purchase price for the Bent Tree Green Property with (1) proceeds from the Company’s ongoing public offering and (2) loan proceeds drawn under a revolving loan agreement (the “Loan Agreement”) provided by Texas Capital Bank, NA (the “Lender”).

2.  BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Bent Tree Green Property is owned by Hartman Bent Tree Green, LLC.  For the quarter ending December 31, 2012, Hartman Bent Tree Green, LLC will be reported as a consolidated subsidiary of the Company.  The accompanying statements are not representative of the actual operations for the periods presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to realize in the future operations of the Property.  Excluded items include interest, depreciation and amortization, and certain general and administrative costs.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  The leases include provisions for the reimbursement of expenses for common area maintenance, real estate taxes and insurance costs.  Pursuant to the lease agreements, income related to reimbursed costs are recognized in the period during which the applicable costs are incurred.  Certain leases may provide for tenant occupancy during which no rent is due and/or increases are provided for in minimum lease payments due over the term of the leases.  Rental income is recognized on the straight-line basis.

Operating Expenses

Operating expenses include those expenses expected to be comparable to the proposed future operations of the Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying statements of revenues over certain operating expenses.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for tenants occupying the Property was 5.3 years as of December 31, 2011.  Minimum rents to be received from tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2011 were as follows:

Years ending December 31,	Minimum Future Rents
2012	$1,967,293
2013	1,537,404
2014	1,455,534
2015	1,323,786
2016	1,066,469
Thereafter	1,460,880
Total	$8,811,366

The following tenants comprised 10% or more of annualized base rental income of the Property as of December 31, 2011:

Tenant	Percentage of Annualized Base Rental Income
Purdy-McGuire Inc.	24%
Dental One Inc.	17%

5.  COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters.  The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2011 and through March 5, 2013, management did not identify any subsequent events requiring additional disclosure.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the balance sheet of the Company as December 31, 2011 and September 30, 2012, and the related statements of operations, equity, and cash flows for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on April 12, 2012 and the Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2012 filed with the SEC on November 15, 2012.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of the Bent Tree Green Property as if the acquisition occurred on January 1, 2011.

These unaudited pro forma financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Bent Tree Green Property occurred on January 1, 2011.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2012

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Bent Tree Green (b)	Adjustments and eliminations	Pro Forma Total
Revenues
Rental revenues	$ 1,760,880	$ 1,482,940	$ -	$ 3,243,820
Tenant reimbursements and other revenues	600,556	89,097	-	689,653
Total revenues	2,361,436	1,572,037	-	3,933,473

Expenses
Property operating expenses	345,013	658,047	-	1,003,060
Asset management and acquisition fees	497,574	-	-	497,574
Organization and offering costs	90,713	-	-	90,713
Real estate taxes and insurance	531,345	176,894	-	708,239
Depreciation and amortization	1,401,328	-	-	1,401,328
General and administrative	218,817	40,457	-	259,274
Total expenses	3,084,790	875,398	-	3,960,188

(Loss) Income before other income (expense)	(723,354)	696,639	-	(26,715)

Other income (expense)
Interest expense	(522,474)	-	-	(522,474)
Other income (expense)	(522,474)	-	-	(522,474)

(Loss) income from continuing operations	$ (1,245,828)	$ 696,639	$ -	$ (549,189)

Income from discontinued operations	19,510	-	-	19,510

Net (loss) income	(1,226,318)	696,639	-	(529,679)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.50)			$ (0.22)
Weighted average number of common shares outstanding, basic and diluted	2,429,485			2,429,485

The accompanying notes are an integral part of these consolidated financial statements.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2012

(a)

Historical financial information for the nine months ended September 30, 2012 are derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

(b)

Represents items of income and expense for the Bent Tree Green Property for the nine months ended September 30, 2012.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Bent Tree Green (b)	Adjustments and eliminations	Pro Forma Total
Revenues:
Rental income	$ 301,348	$ 1,639,526	$ -	$ 1,940,874
Tenant reimbursements and other income	52,700	154,228	-	206,928

Total revenues	354,048	1,793,754	-	2,147,802

Expenses:
Property operating expenses	54,495	853,335	-	907,830
Asset management and acquisition fees	504,682	-	-	504,682
Organization and offering costs	51,806	-	-	51,806
Real estate taxes and insurance	119,037	222,601	-	341,638
Depreciation and amortization	354,101	-	-	354,101
General and administrative	162,104	42,421	-	204,525
Interest expense	96,586	-	-	96,586
Total expenses	1,342,811	1,118,357	-	2,461,168

Net loss from operations	(988,763)	675,397	-	(313,366)

Gain on re-measurement	508,047	-	-	508,047
Equity in earnings of unconsolidated Joint Venture	(39,678)	-	-	(39,678)

Net income	(520,394)	675,397	-	155,003

Net income per common share - basic and diluted	$ (0.61)			$ 0.18

Weighted average number of shares outstanding - basic and diluted	854,149			854,149

The accompanying notes are an integral part of these consolidated financial statements.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

(a)

Historical financial information for the year ended December 31, 2011 are derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)

Represents items of income and expense for the Bent Tree Green Property for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: March 5, 2013

 By:  /s/  Louis T. Fox, III

Louis T. Fox, III

        Chief Financial Officer

EXHIBIT INDEX

Exhibit      Description

23.1        Consent of Independent Registered Public Accounting Firm.